UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2005

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-692	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota		57104
(Address of principal executive offices)		(Zip Code)

(605) 978-2908
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) — (c) On May 23, 2005, NorthWestern Corporation d/b/a NorthWestern Energy (NASDAQ: NWEC) (the “Company”) announced that Corbin A McNeill, Jr. resigned as a member of the Board of Directors, effective immediately.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The Company also announced that the Board of Directors named Michael J. Hanson as President and Chief Executive Officer and as a Director of the Board to replace Corbin McNeill, who announced his resignation earlier that day.  Hanson will stand for election to NorthWestern’s Board at the Company’s annual meeting scheduled for July 14, 2005, in Sioux Falls, South Dakota.

Mr. Hanson, 46, was named President of the Company in March 2005, and previously served as the Company’s Chief Operating Officer since 2003.  Mr. Hanson joined the Company in 1998 and served as President and Chief Executive Officer of the Company’s utility division until 2003.

Item 7.01                           Regulation FD Disclosure.

On May 23, 2005, the Company announced that its Board of Directors declared a regular quarterly dividend of 22 cents per common share.  The dividend is payable on June 30, 2005, to common shareholders of record as of June 15, 2005.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On May 24-26, 2005, Michael J. Hanson, president, and Brian B. Bird, chief financial officer, of the Company will make presentations to financial analysts and investors in New York, Boston and Minneapolis and will be reaffirming previous earnings guidance on basic earnings from continuing operations of $1.30 to $1.45 per share for the year ended December 31, 2005.

A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.2 to this Current Report on Form 8-K and is herein incorporated by reference and a copy of the slide presentation that Mr. Hanson and Mr. Bird are using in making their remarks is being furnished pursuant to Regulation FD as Exhibit 99.3 to this Current Report on Form 8-K and is herein incorporated by reference.  The press release and the presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the press release and the presentation shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01                           Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated May 23, 2005

99.2*	Press Release of NorthWestern Corporation dated May 23, 2005

99.3*	Slide Presentation of NorthWestern Corporation dated May 24, 2005

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Thomas J. Knapp

Thomas J. Knapp

General Counsel

Date:  May 24, 2005

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated May 23, 2005

99.2*	Press Release of NorthWestern Corporation dated May 23, 2005

99.3*	Slide Presentation of NorthWestern Corporation dated May 24, 2005

* filed herewith